                                                                    EXHIBIT 99.1

                                  [QUANTA LOGO]

                              FINANCIAL HIGHLIGHTS

                               FOURTH QUARTER 2005

                                 March 31, 2006

                                                                               1

FORWARD LOOKING STATEMENTS:

Except for historical information, this presentation may include forward looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K and other filings with the
Securities and Exchange Commission. Because we have a limited operating history, most of the statements contained in this document relating to Quanta and its business, including statements relating to our competitive strengths and business strategies, are forward-looking statements.

BASIS OF PREPARATION AND NON-GAAP MEASURES:

DEFINITIONS AND PRESENTATION. All financial information contained herein is unaudited by the Company's independent registered public accounting firm, except for the financial data relating to the year-ended December 31, 2004, which was derived from the Company's audited financial statements. Continued work on the audit may result in changes in the financial information to be included in the
Company's Annual Report on Form 10-K. Unless otherwise noted, all data is in
U.S. dollars thousands, except for per share, percentage and ratio information.

GAAP refers to generally accepted accounting principles in the United States. In presenting the Company's results, management has included and discussed certain
"non-GAAP financial measures", as such term is defined in Regulation G.
Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

OPERATING INCOME (LOSS) BEFORE TAX (a non-GAAP financial measure): Operating income (loss) before tax is an internal performance measure used by the Company in the management of its operations and represents income (loss) before tax excluding, as applicable, net realized investment gains or losses and net foreign exchange gains or losses and other items of income and expense not attributable to its operating segments. The Company excludes net realized investment gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income (loss) before tax because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to investment and foreign exchange market conditions. The Company believes these amounts are largely independent of its underwriting and technical services decision making process and profitability and including them distorts the analysis of trends in its operations. In addition to presenting net income or loss determined in accordance with GAAP, the Company believes that showing operating income (loss) before tax enables investors, analysts, rating agencies, clients and other users of its financial information to more easily analyze the
Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income (loss) before tax should not be viewed as a substitute for GAAP net income (loss).

UNDERWRITING INCOME (LOSS) (a GAAP financial measure): Underwriting income
(loss) is a measure of profitability of the Company's underwriting segments that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income
(loss) is the difference between revenues and expense items. Underwriting income
(loss) includes expenses charged by the Company's technical services segment.

TECHNICAL SERVICES INCOME (a GAAP financial measure): Technical services income is a measure of profitability of the Company's technical services segment that takes into account technical services income and other technical services-related income as revenue, and direct technical service costs and technical services general and administrative expenses as expenses. Technical services income is the difference between revenues and expense items. Technical
Services income includes revenues charged to the Company's underwriting segments.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY (ROAE) (a non-GAAP
financial measure): Annualized Operating Return on Average Shareholders' Equity
is calculated using 1) operating income, as defined above and 2) average shareholders' equity. Average shareholders' equity is calculated as the arithmetic average on an annual basis for the stated periods. The Company presents ROAE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. All three month ROAE percentages are calculated on an annualized basis by multiplying the percentage returns by a factor of four in order to provide a performance measure that is comparable to equivalent measures for annual periods presented.

UNDERWRITING RATIOS (a GAAP financial measures): The Company uses underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expense by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition expenses by net premiums earned. The general and administrative expense ratio is the calculated by dividing underwriting related general and administrative expenses by net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. We believe that these financial ratios appropriately reflect the profitability of our underwriting segments. A combined ratio of less than 100% indicates an underwriting profit and over 100%, an underwriting loss. Because we have a limited operating history, our combined ratio may be subject to significant volatility and may not be indicative of future profitability.

DILUTED BOOK VALUE PER SHARE (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share.

TANGIBLE BOOK VALUE PER SHARE AND DILUTED TANGIBLE BOOK VALUE PER SHARE
(non-GAAP financial measures): The Company has included tangible book value per share and diluted tangible book value per share because it believes it provides a clear measure of the value of its tangible shareholders' equity on a per share basis. Tangible book value excludes goodwill and other intangible assets as itemized in the Company's consolidated balance sheets. A reconciliation from tangible book value per share to book value per share is provided on page 7 of this supplement.

                                                                               2

                        SUMMARY STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

The summary statements of operations are presented on a classified basis in order to show the Company's segment components of operating loss before tax.

                                          FOR THE THREE MONTHS     FOR THE THREE MONTHS     FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                        ENDED DECEMBER 31, 2005   ENDED DECEMBER 31, 2004   DECEMBER 31, 2005    DECEMBER 31, 2004
                                       ------------------------- ------------------------- -------------------- --------------------

UNDERWRITING SEGMENT:
---------------------
UNDERWRITING REVENUES
Gross premiums written                          $  96,119                $ 123,983              $  608,935             $ 494,412
Premiums ceded                                    (92,284)                 (16,929)               (218,894)              (74,871)
                                             -------------             ------------          --------------         -------------
Net premiums written                                3,835                  107,054                 390,041               419,541
Change in unearned premiums                        63,199                  (19,527)                (25,966)             (182,401)
                                             -------------             ------------          --------------         -------------
Net premiums earned                                67,034                   87,527                 364,075               237,140
Other (loss) income                                   (26)                   1,571                   3,174                 1,571

UNDERWRITING EXPENSES
Net losses and loss expenses                      (83,015)                 (72,733)               (324,249)             (198,916)
Acquisition expenses                               (6,906)                 (18,117)                (69,624)              (53,995)
General and administrative expenses               (27,291)                 (16,633)                (90,335)              (55,604)
                                             -------------             ------------          --------------         -------------
Total underwriting expenses                      (117,212)                (107,483)               (484,208)             (308,515)

UNDERWRITING SEGMENTS LOSS (1) (2)              $ (50,204)               $ (18,385)             $ (116,959)            $ (69,804)

TECHNICAL SERVICES SEGMENT:
---------------------------
TECHNICAL SERVICES INCOME
Technical services revenues                        16,393                   10,629                  50,499                34,752
Other income                                          (70)                     235                   1,718                   586
Direct technical services costs                   (13,034)                  (7,740)                (37,027)              (23,182)
General and administrative expenses                (2,828)                  (2,783)                (10,664)              (10,055)
                                             -------------             ------------          --------------         -------------
TECHNICAL SERVICES SEGMENT INCOME (2)           $     461                $     341              $    4,526             $   2,101

OTHER:
------
OTHER OPERATING REVENUE
Net investment income                               8,778                    4,496                  27,181                14,307
Interest expense                                   (1,195)                     (71)                 (4,165)                  (71)
                                             -------------             ------------          --------------         -------------
Total other operating revenue                       7,583                    4,425                  23,016                14,236
                                             -------------             ------------          --------------         -------------
OPERATING LOSS BEFORE TAX                       $ (42,160)               $ (13,619)             $  (89,417)            $ (53,467)

Net foreign exchange gains                            666                      893                     331                   978
Net realized (losses) gains
  on investments                                  (12,231)                    (437)                (13,020)                  228
Other income and expenses (3)                      (1,263)                  (1,262)                 (3,602)               (2,320)
                                             -------------             ------------          --------------         -------------
NET LOSS BEFORE TAX                             $ (54,988)               $ (14,425)             $ (105,708)            $ (54,581)
Income tax (benefit) expense                         (234)                       -                     244                     -

                                             -------------             ------------          --------------         -------------
NET LOSS (4)                                    $ (54,754)               $ (14,425)             $ (105,952)             $(54,581)
                                             =============             ============          ==============         =============

FOOTNOTES:

     1.   The Company's underwriting segments comprise, and is an aggregation of, its Specialty Insurance and Specialty Reinsurance reportable segments as presented on pages 9 to 12.

     2.   Underwriting loss and technical services income include amounts charged by the technical services segment to the underwriting segments. An elimination of these intersegment revenues and expenses and a reconciliation to net loss as presented in the Company's
          Consolidated Statements of Operations appears on pages 9 to 12.

     3.   Other income and expenses is calculated as the sum of depreciation of fixed assets and amortization of intangible assets and other income and expense not attributable to a specific reportable segment.

                                                                               3

     4.   The results for the fourth quarter of 2005 are in line with the
          Company's preliminary fourth quarter financial results press release issued on March 2, 2006, with the exception of its net loss and net loss per diluted share. The Company's reported net loss for the fourth quarter 2005 was $54.8 million compared to an anticipated fourth quarter net loss range of $40.0 million to $45.0 million reported on
          March 2. The higher than anticipated net loss figure reflects the realization of $10.2 million in other than temporary investment losses which is due to the general uncertainties surrounding the Company resulting from A.M. Best's March 2006 downgrade of the Company's financial strength ratings and the decision to explore strategic alternatives. As a result, the Company has concluded that it may no longer be able to hold its securities for a sufficient period of time to allow recovery.

                                                                               4

                           CONSOLIDATED BALANCE SHEETS

                                                                                               AS OF                AS OF
                                                                                         DECEMBER 31, 2005    DECEMBER 31, 2004
                                                                                        -------------------  -------------------

ASSETS
Investments at fair market value
  Available for sale investments                                                              $  699,121            $ 559,430
  Trading investments related to deposit liabilities                                              38,316               40,492
                                                                                          ---------------       --------------
    Total investments at fair value                                                              737,437              599,922
Cash and cash equivalents                                                                        178,135               32,775
Restricted cash and cash equivalents                                                              82,843               42,482
Accrued investment income                                                                          5,404                4,719
Premiums receivable                                                                              146,837              146,784
Losses and loss adjustment expenses recoverable                                                  190,353               13,519
Other accounts receivable                                                                         11,434               11,575
Net receivable for investments sold                                                                3,047                    -
Deferred acquisition costs, net                                                                   33,117               41,496
Deferred reinsurance premiums                                                                    112,096               47,416
Property and equipment, net                                                                        5,034                4,875
Goodwill and other intangtible assets                                                             24,877               20,617
Other assets                                                                                      21,477               14,553
                                                                                          ---------------       --------------
    Total assets                                                                              $1,552,091            $ 980,733
                                                                                          ===============       ==============
LIABILITIES
Reserve for losses and loss expenses                                                          $  533,983            $ 159,794
Unearned premiums                                                                                336,550              247,936
Environmental liabilities assumed                                                                  5,911                6,518
Reinsurance balances payable                                                                      57,499               24,929
Accounts payable and accrued expenses                                                             39,051               17,360
Net payable for investments purchased                                                                  -                3,749
Deposit liabilities                                                                               51,509               43,365
Deferred income and other liabilities                                                              9,729                4,935
Junior subordinated debentures                                                                    61,857               41,238
                                                                                          ---------------       --------------
    Total liabilities                                                                         $1,096,089            $ 549,824
                                                                                          ---------------       --------------
REDEEMABLE PREFERRED SHARES                                                                   $   71,838            $       -

SHAREHOLDERS' EQUITY
Common shares                                                                                        699                  568
Additional paid-in capital                                                                       581,929              523,771
Accumulated deficit                                                                             (199,010)             (93,058)
Accumulated other comprehensive loss                                                                 546                 (372)
                                                                                          ---------------       --------------
    Total shareholders' equity                                                                $  384,164            $ 430,909
                                                                                          ---------------       --------------
    TOTAL LIABILITIES, REDEEMABLE PREFERRED SHARES AND SHAREHOLDERS' EQUITY                   $1,552,091            $ 980,733
                                                                                          ===============       ==============

                                                                               5

                              TOTAL CAPITALIZATION

                                                                                           AS OF             AS OF
                                                                                       DECEMBER 31,       DECEMBER 31,
                                                                                           2005               2004
                                                                                    ------------------  -----------------

DEBT OUTSTANDING:
  Revolving credit facility (1)                                                          $       -           $       -
  Junior subordinated debentures                                                            61,857              41,238

REDEEMABLE PREFERRED SHARES:
Redeemable preferred shares ($0.01 par value; 25,000,000 shares authorized;
3,000,000 issued and outstanding, at December 31, 2005; none issued and
outstanding, at December 31, 2004)                                                          71,838                   -

SHAREHOLDERS' EQUITY:
Common shares ($0.01 par value; 200,000,000 common shares authorized, 69,946,861 issued and outstandiing at December 31, 2005; 56,798,218 issued and outstanding,
at December 31, 2004) (3)                                                                      699                 568
Additional paid-in capital                                                                 581,929             523,771
Accumulated deficit                                                                       (199,010)            (93,058)
Accumulated other comprehensive loss                                                           546                (372)
                                                                                       ------------       -------------
    Total shareholders' equity                                                           $ 384,164           $ 430,909
                                                                                       ------------       -------------

                                                                                       ------------       -------------
    TOTAL CAPITALIZATION                                                                 $ 517,859           $ 472,147
                                                                                       ============       =============

TOTAL DEBT TO TOTAL CAPITAL RATIO (2)                                                           26%                  9%

FOOTNOTES:

     1.   Consists of a $250 million secured letter of credit and revolving credit facility dated July 11, 2005. Up to $25.0 million may be borrowed under the facility on a revolving basis for general corporate purposes and working capital requirements. As of December 31, 2005,
          $217.2 million of letters of credit were outstanding under this facility. No revolving credit borrowings or amounts drawn under the letters of credit were outstanding as of December 31, 2005.

     2.   The debt to total capital ratio is calculated as the sum of the revolving credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of
          Total Debt and Total Shareholders' Equity, or Total Capitalization.

     3.   This table does not give effect to warrants and options exercisable for 5,945,007 and 5,595,213 common shares at December 31, 2005 and
          2004.

                                                                               6

                         SUMMARIZED CASH FLOW STATEMENT

                                                         YEAR ENDED              YEAR ENDED
                                                      DECEMBER 31, 2005      DECEMBER 31, 2004
                                                   ----------------------- -----------------------

Net cash provided by operating activities                  $ 156,016               $ 131,525
Net cash used in investing activities                       (160,302)               (173,756)
Net cash provided by financing activities (1)                149,646                  38,312
                                                        -------------           -------------
Increase in cash and cash equivalents:                       145,360                  (3,919)
                                                        -------------           -------------

Cash at beginning of the year                                 32,775                  36,694
                                                        -------------           -------------
Cash at end of the year                                    $ 178,135                $ 32,775
                                                        =============           =============

FOOTNOTES:

     1.   Net cash flows from our offerings were as follows: proceeds from issuance of common shares, net of underwriters' discounts of $3.4 million and other offering costs of $0.8 million, were $58.2 million;
          proceeds from issuance of preferred shares, net of underwriters'
          discounts of $2.4 million and other offering costs of $0.8 million, were $71.8 million.

                                                                               7

                           PER SHARE DATA

                                           FOR THE THREE MONTHS    FOR THE THREE MONTHS
                                            ENDED DECEMBER 31,      ENDED DECEMBER 31,     FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                   2005                    2004             DECEMBER 31, 2005     DECEMBER 31, 2004
                                          ----------------------  ----------------------  --------------------  --------------------

LOSS PER SHARE
Net loss                                        $    (54,754)           $    (14,425)          $   (105,952)         $     (54,581)

Weighted average common share and
common share equivalents,
outstanding during the period
  Basic                                           58,397,990              56,798,218             57,205,342             56,798,218
  Diluted (1)                                     58,397,990              56,798,218             57,205,342             56,798,218

Basic loss per share                            $      (0.94)           $      (0.25)           $     (1.85)          $      (0.96)
Diluted loss per share (1)                      $      (0.94)           $      (0.25)           $     (1.85)          $      (0.96)

BOOK VALUE PER SHARE
Total shareholders' equity                      $    384,164            $    430,909            $   384,164           $    430,909

Common share and common share equivalents
outstanding at the end of the period:
  Basic                                           69,946,861              56,798,218             69,946,861             56,798,218
  Diluted (2)                                     70,019,048              56,966,718             70,019,048             56,966,718

Basic book value per share                      $       5.49            $       7.59            $      5.49           $       7.59
Diluted book value per share (2)                $       5.49            $       7.56            $      5.49           $       7.56

TANGIBLE BOOK VALUE PER SHARE
Total shareholders' equity                      $    384,164            $    430,909            $   384,164           $    430,909
Goodwill and other intangible assets                  24,877                  20,617                 24,877                 20,617

Total shareholders' equity adjusted
to exclude goodwill and
other intangible assets                         $    359,287            $    410,292            $   359,287           $    410,292

Basic tangible book value per share             $       5.14            $       7.22            $      5.14           $       7.22
Diluted tangible book value per share (2)       $       5.13            $       7.20            $      5.13           $       7.20

FOOTNOTE:

     1.   Due to a net loss for all periods presented, the assumed net exercise of options and warrants under the treasury stock method has been excluded, as the effect would have been anti-dilutive.

     2.   The assumed net exercise of options and warrants under the treasury stock method has been included in the calculation of diluted book value and diluted tangible book value per share.

                                                                               8

            ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY (ROAE)

                                                      FOR THE THREE       FOR THE THREE
                                                      MONTHS ENDED        MONTHS ENDED      FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                    DECEMBER 31, 2005   DECEMBER 31, 2004    DECEMBER 31, 2005    DECEMBER 31, 2004
                                                   ------------------- ------------------- -------------------- --------------------

Beginning of period total shareholders' equity            $ 372,200          $ 445,924            $ 430,909             $ 487,483
End of period total shareholders' equity                  $ 384,164          $ 430,909            $ 384,164             $ 430,909
Average shareholders' equity (1)                          $ 378,182          $ 438,417            $ 407,537             $ 459,196

Net loss                                                  $ (54,754)         $ (14,425)          $ (105,952)            $ (54,581)
Return on average shareholders' equity                       -57.9%             -13.3%               -26.0%                -11.9%

  Pre-tax ROAE from underwriting activity (2)                -53.1%             -16.8%               -28.7%                -15.3%
  Pre-tax ROAE from technical services activity (3)            0.5%               0.3%                 1.1%                  0.5%
  Pre-tax ROAE from investment income (4)                      9.3%               4.1%                 6.7%                  3.1%
  Pre-tax ROAE impact of interest expense (5)                 -1.3%              -0.1%                -1.0%                  0.0%
                                                     ---------------     --------------      ---------------       ---------------
  Pre-tax operating loss ROAE                                -44.6%             -12.5%               -21.9%                -11.7%
  Pre-tax ROAE from foreign exchange and
  net realized (losses) gains on invesments (6)              -12.2%               0.4%                -3.1%                  0.3%
  Pre-tax ROAE from other income and expense (7)              -1.3%              -1.2%                -0.9%                 -0.5%
  ROAE impact of tax (8)                                       0.2%               0.0%                -0.1%                  0.0%
                                                     ---------------     --------------      ---------------       ---------------
Return on average shareholders' equity (9)                   -57.9%             -13.3%               -26.0%                -11.9%

FOOTNOTES:

     1.   Average shareholders' equity is calculated by taking the simple average of the beginning of period and end of period total shareholders' equity.

     2.   Pre-tax ROAE from underwriting activity is calculated by taking underwriting income divided by average shareholders' equity.

     3.   Pre-tax ROAE from technical services activity is calculated by taking technical services income divided by average shareholders' equity.

     4.   Pre-tax ROAE from investment activity is calculated by taking investment income divided by average shareholders' equity.

     5.   Pre-tax ROAE impact of interest expense is calculated by taking interest expense divided by average shareholders' equity.

     6.   Pre-tax ROAE from foreign exchange and net realized (losses) gains on investments is calculated by taking foreign exchange and net realized
          (losses) gains on investments divided by average shareholders' equity.

     7.   Pre-tax ROAE from other income and expense is calculated by taking total other income and other expenses divided by average shareholders'
          equity.

     8.   ROAE impact of tax is calculated by taking total tax (benefit) expense divided by average shareholders' equity.

     9.   Return on average equity is calculated by taking net loss after tax divided by average shareholders' equity.

                                                                               9

                                 SEGMENT RESULTS
                      THREE MONTHS ENDED DECEMBER 31, 2005

                                                                                                        ADJUSTMENTS
                                            SPECIALTY      SPECIALTY     UNDERWRITING     TECHNICAL         AND
                                            INSURANCE     REINSURANCE       TOTAL         SERVICES     ELIMINATIONS    CONSOLIDATED
                                          -------------  -------------  -------------  -------------- --------------  --------------

Direct insurance                             $  88,134      $       -      $  88,134       $       -       $      -      $   88,134
Reinsurance assumed                              4,830          3,155          7,985               -              -           7,985
                                          -------------  -------------  -------------  -------------- --------------  --------------
Total gross premiums written                    92,964          3,155         96,119               -              -          96,119
Premiums ceded                                 (40,516)       (51,768)       (92,284)              -              -         (92,284)
                                          -------------  -------------  -------------  -------------- --------------  --------------
Net premiums written                         $  52,448      $ (48,613)     $   3,835       $       -       $      -      $    3,835
                                          =============  =============  =============  ============== ==============  ==============

Net premiums earned                          $  56,104      $  10,930      $  67,034       $       -       $      -      $   67,034
Technical services revenues                          -              -              -          16,393           (643)         15,750
Other income (loss)                                413           (439)           (26)            (70)             -             (96)
Net losses and loss expenses                   (53,162)       (29,853)       (83,015)              -             33         (82,982)
Direct technical services costs                      -              -              -         (13,034)             -         (13,034)
Acquisition expenses                            (3,697)        (3,209)        (6,906)              -              -          (6,906)
General and administrative expenses (1)        (19,664)        (7,627)       (27,291)         (2,828)           610         (29,509)
                                          -------------  -------------  -------------  -------------- --------------  --------------
SEGMENT (LOSS) INCOME                        $ (20,006)     $ (30,198)     $ (50,204)      $     461       $      -      $  (49,743)
                                          -------------  -------------  -------------  -------------- --------------  --------------

Depreciation of fixed assets and
  amortization of intangibles                                                                                                (1,109)
Interest expense                                                                                                             (1,195)
Net investment income                                                                                                         8,778
Net realized losses on investments                                                                                          (12,231)
Other loss                                                                                                                     (154)
Net foreign exchange gains                                                                                                      666
                                                                                                                      --------------
NET LOSS BEFORE INCOME TAX                                                                                               $  (54,988)
                                                                                                                      ==============

  Loss ratio                                      94.8%         273.1%         123.8%
  Acquisition expense ratio                        6.6%          29.4%          10.3%
  General and administrative expense ratio        35.0%          69.8%          40.7%
                                          -------------  -------------  -------------
  Combined ratio                                 136.4%         372.3%         174.8%
                                          =============  =============  =============

FOOTNOTE:

     1.   General and administrative expenses associated with our underwriting activities for the three months ended December 31, 2005 were $27.3 million and include $0.6 million charged by the technical services segment and exclude $2.8 million related to our technical services activities for the same period.

                                                                              10

                                 SEGMENT RESULTS
                      THREE MONTHS ENDED DECEMBER 31, 2004

During the year ended December 31, 2005, the Company changed the composition of its reportable segments such that the Lloyd's operating segment, which was previously a reportable segment, is aggregated with the Company's specialty insurance reportable segment. The prior reportable segments for the three months ended December 31, 2004 have been restated to conform with the presentation for the year ended December 31, 2005.

                                                                                                        ADJUSTMENTS
                                             SPECIALTY      SPECIALTY     UNDERWRITING    TECHNICAL         AND
                                             INSURANCE     REINSURANCE       TOTAL        SERVICES     ELIMINATIONS    CONSOLIDATED
                                           -------------  -------------  ------------- -------------- --------------  --------------

Direct insurance                              $  56,267      $       -      $  56,267       $      -        $     -       $  56,267
Reinsurance assumed                              10,924         56,792         67,716              -              -          67,716
                                           -------------  -------------  ------------- -------------- --------------  --------------
Total gross premiums written                     67,191         56,792        123,983              -              -         123,983
Premiums ceded                                  (16,793)          (136)       (16,929)             -              -         (16,929)
                                           -------------  -------------  ------------- -------------- --------------  --------------
Net premiums written                          $  50,398      $  56,656      $ 107,054       $      -        $     -       $ 107,054
                                           =============  =============  ============= ============== ==============  ==============

Net premiums earned                           $  33,019      $  54,508      $  87,527       $      -        $     -       $  87,527
Technical services revenues                           -              -              -         10,629           (724)          9,905
Other income                                          -          1,571          1,571            235              -           1,806
Net losses and loss expenses                    (26,707)       (46,026)       (72,733)             -              -         (72,733)
Direct technical services costs                       -              -              -         (7,740)             -          (7,740)
Acquisition expenses                             (3,836)       (14,281)       (18,117)             -              -         (18,117)
General and administrative expenses (1)         (10,696)        (5,937)       (16,633)        (2,783)           724         (18,692)
                                           -------------  -------------  ------------- -------------- --------------  --------------
Segment (loss) income                         $  (8,220)     $ (10,165)     $ (18,385)      $    341        $     -       $ (18,044)
                                           -------------  -------------  ------------- -------------- --------------  --------------

Depreciation of fixed assets and
amortization of intangibles                                                                                                    (783)
Interest expense                                                                                                                (71)
Net investment income                                                                                                         4,496
Net realized losses on investments                                                                                             (437)
Other loss                                                                                                                     (479)
Net foreign exchange gains                                                                                                      893
                                                                                                                      --------------
Net loss before income tax                                                                                                $ (14,425)
                                                                                                                      ==============

  Loss ratio                                       80.9%          84.4%          83.1%
  Acquisition expense ratio                        11.6%          26.2%          20.7%
  General and administrative expense ratio         32.4%          10.9%          19.0%
                                           -------------  -------------  -------------
  Combined ratio                                  124.9%         121.5%         122.8%
                                           =============  =============  =============

FOOTNOTE:

     1.   General and administrative expenses associated with our underwriting activities for the three months ended December 31, 2005 were $16.6 million and include $0.7 million charged by the technical services segment and exclude $2.8 million related to our technical services activities for the same period.

                                                                              11

                                 SEGMENT RESULTS
                          YEAR-ENDED DECEMBER 31, 2005

                                                                                                      ADJUSTMENTS
                                            SPECIALTY     SPECIALTY    UNDERWRITING     TECHNICAL         AND
                                            INSURANCE    REINSURANCE      TOTAL         SERVICES     ELIMINATIONS   CONSOLIDATED
                                          ------------- ------------- -------------  -------------- -------------- --------------

Direct insurance                             $ 367,890     $       -     $ 367,890        $      -       $      -      $ 367,890
Reinsurance assumed                             24,133       216,912       241,045               -              -        241,045
                                          ------------- ------------- -------------  -------------- -------------- --------------
Total gross premiums written                   392,023       216,912       608,935               -              -        608,935
Premiums ceded                                (135,460)      (83,434)     (218,894)              -              -       (218,894)
                                          ------------- ------------- -------------  -------------- -------------- --------------
Net premiums written                         $ 256,563     $ 133,478     $ 390,041        $      -       $      -      $ 390,041
                                          ============= ============= =============  ============== ============== ==============

Net premiums earned                          $ 197,131     $ 166,944     $ 364,075        $      -       $      -      $ 364,075
Technical services revenues                          -             -             -          50,499         (3,234)        47,265
Other income                                     1,200         1,974         3,174           1,718              -          4,892
Net losses and loss expenses                  (145,362)     (178,887)     (324,249)              -            165       (324,084)
Direct technical services costs                      -             -             -         (37,027)             -        (37,027)
Acquisition expenses                           (26,910)      (42,714)      (69,624)              -              -        (69,624)
General and administrative expenses (1)        (65,181)      (25,154)      (90,335)        (10,664)         3,069        (97,930)
                                          ------------- ------------- -------------  -------------- -------------- --------------
SEGMENT (LOSS) INCOME                        $ (39,122)    $ (77,837)    $(116,959)       $  4,526       $      -      $(112,433)
                                          ------------- ------------- -------------  -------------- -------------- --------------

Depreciation of fixed assets and
  amortization of intangibles                                                                                             (3,989)
Interest expense                                                                                                          (4,165)
Net investment income                                                                                                     27,181
Net realized losses on investments                                                                                       (13,020)
Other income                                                                                                                 387
Net foreign exchange gains                                                                                                   331
                                                                                                                   --------------
NET LOSS BEFORE INCOME TAX                                                                                             $(105,708)
                                                                                                                   ==============

  Loss ratio                                      73.7%        107.2%         89.1%
  Acquisition expense ratio                       13.7%         25.6%         19.1%
  General and administrative expense ratio        33.1%         15.1%         24.8%
                                          ------------- ------------- -------------
  Combined ratio                                 120.5%        147.9%        133.0%
                                          ============= ============= =============

FOOTNOTE:

     1.   General and administrative expenses associated with our underwriting activities for the year ended December 31, 2005 were $90.3 million and include $3.1 million charged by the technical services segment and exclude $10.7 million related to our technical services activities for the same period.

                                                                              12

                                 SEGMENT RESULTS
                          YEAR-ENDED DECEMBER 31, 2004

During the year ended December 31, 2005, the Company changed the composition of its reportable segments such that the Lloyd's operating segment, which was previously a reportable segment, is aggregated with the Company's specialty insurance reportable segment. The prior reportable segments for the year ended
December 31, 2004 have been restated to conform with the presentation for the year ended December 31, 2005.

                                                                                                        ADJUSTMENTS
                                             SPECIALTY     SPECIALTY    UNDERWRITING     TECHNICAL          AND
                                             INSURANCE    REINSURANCE      TOTAL         SERVICES      ELIMINATIONS   CONSOLIDATED
                                           ------------- ------------- -------------  --------------  --------------  --------------

Direct insurance                              $ 136,600     $       -     $ 136,600        $      -        $      -       $ 136,600
Reinsurance assumed                             105,980       251,832       357,812               -               -         357,812
                                           ------------- ------------- -------------  --------------  --------------  --------------
Total gross premiums written                    242,580       251,832       494,412               -               -         494,412
Premiums ceded                                  (72,259)       (2,612)      (74,871)              -               -         (74,871)
                                           ------------- ------------- -------------  --------------  --------------  --------------
Net premiums written                          $ 170,321     $ 249,220     $ 419,541        $      -        $      -       $ 419,541
                                           ============= ============= =============  ==============  ==============  ==============
Net premiums earned                           $  75,167     $ 161,973     $ 237,140        $      -        $      -       $ 237,140
Technical services revenues                           -             -             -          34,752          (2,267)         32,485
Other income                                          -         1,571         1,571             586               -           2,157
Net losses and loss expenses                    (49,805)     (149,111)     (198,916)              -               -        (198,916)
Direct technical services costs                       -             -             -         (23,182)              -         (23,182)
Acquisition expenses                            (14,287)      (39,708)      (53,995)              -               -         (53,995)
General and administrative expenses (1)         (34,303)      (21,301)      (55,604)        (10,055)          2,267         (63,392)
                                           ------------- ------------- -------------  --------------  --------------  --------------
SEGMENT (LOSS) INCOME                         $ (23,228)    $ (46,576)    $ (69,804)       $  2,101        $      -       $ (67,703)
                                           ------------- ------------- -------------  --------------  --------------  --------------
Depreciation of fixed assets and
  amortization of intangibles                                                                                                (2,180)
Interest expense                                                                                                                (71)
Net investment income                                                                                                        14,307
Net realized gains on investments                                                                                               228
Other loss                                                                                                                     (140)
Net foreign exchange gains                                                                                                      978
                                                                                                                      --------------
NET LOSS BEFORE INCOME TAX                                                                                                $ (54,581)
                                                                                                                      ==============

  Loss ratio                                       66.3%         92.1%         83.9%
  Acquisition expense ratio                        19.0%         24.5%         22.8%
  General and administrative expense ratio         45.6%         13.2%         23.4%
                                           ------------- ------------- -------------
  Combined ratio                                  130.9%        129.8%        130.1%
                                           ============= ============= =============

FOOTNOTE:

     1.   General and administrative expenses associated with our underwriting activities for the year ended December 31, 2005 were $55.6 million and include $2.3 million charged by the technical services segment and exclude $10.1 million related to our technical services activities for the same period.

                                                                              13

       GROSS AND NET WRITTEN PREMIUMS AND NET LOSS RATIOS BY PRODUCT LINE
                  THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004

                                           THREE MONTHS ENDED DECEMBER 31, 2005           THREE MONTHS ENDED DECEMBER 31, 2004
                                       -------------------------------------------     -------------------------------------------
                                           GROSS                                           GROSS
                                          WRITTEN      NET WRITTEN      NET LOSS          WRITTEN       NET WRITTEN    NET LOSS
                                          PREMIUMS      PREMIUMS        RATIO (1)         PREMIUMS       PREMIUMS      RATIO (1)
                                       -------------  -------------  -------------     -------------  -------------  -------------

SPECIALTY INSURANCE:

Technical risk property (2) - HBW         $  36,561       $ 23,181          82.9%          $ 33,947      $  23,147          63.4%
Professional liability - Lloyds              26,015         19,024          77.4%             3,166          2,575          55.4%
Professional liability - other                8,253          4,513          86.9%            16,031         13,531          92.8%
Environmental liability                       6,578          4,248         274.8%             5,116          3,381          63.1%
Technical risk property (2) - other           5,817         (5,272)        370.0%             2,657          2,683         698.5%
Fidelity and crime                            2,944          1,190          12.3%             2,064            766          55.1%
Surety                                        2,846          2,324           2.1%             3,394          3,620          33.2%
Trade credit and political risk               2,564          2,002           1.7%               816            695           7.5%
Other - Lloyds                                1,201          1,053          61.5%                 -              -
Structured insurance                            185            185           0.4%                 -              -
                                       -------------  -------------  -------------     -------------  -------------  -------------
Total specialty insurance                 $  92,964       $ 52,448          94.8%          $ 67,191      $  50,398          80.9%
                                       -------------  -------------  -------------     -------------  -------------  -------------
SPECIALTY REINSURANCE:

Property (3)                              $   4,732       $(41,711)        -17.2%          $  5,872      $   5,614         109.3%
Casualty (3)                                (10,913)       (10,913)         69.0%            42,496         42,496          60.4%
Marine, technical risk and aviation           9,336          4,011         289.3%             8,424          8,546          86.0%
                                       -------------  -------------  -------------     -------------  -------------  -------------
Total specialty reinsurance               $   3,155       $(48,613)        273.1%          $ 56,792      $  56,656          84.4%
                                       -------------  -------------  -------------     -------------  -------------  -------------
Total                                     $  96,119       $  3,835         123.8%          $123,983      $ 107,054          83.1%
                                       =============  =============  =============     =============  =============  =============

FOOTNOTES:

     1.   Net loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.

     2.   In the fourth quarter of 2005, the Company discontinued the writing of new and most renewal business in its technical risk property line of business. The Company did not discontinue or make changes in its program businesses, including the residential builders' and contractors' program, which we refer to as the HBW program.

     3.   In the fourth quarter of 2005, Quanta discontinued the writing of new and most renewal business in its reinsurance property line of business and commuted two treaties back to the cedant in its casualty reinsurance line of business.

                                                                              14

        GROSS AND NET WRITTEN PREMIUMS AND NET LOSS RATIO BY PRODUCT LINE
                      YEAR-ENDED DECEMBER 31, 2005 AND 2004

                                             YEAR ENDED DECEMBER 31, 2005                    YEAR ENDED DECEMBER 31, 2004
                                     -------------------------------------------     -------------------------------------------
                                        GROSS                                           GROSS
                                       WRITTEN       NET WRITTEN     NET LOSS          WRITTEN       NET WRITTEN     NET LOSS
                                       PREMIUMS        PREMIUMS      RATIO (1)         PREMIUMS        PREMIUMS      RATIO (1)
                                     -------------  -------------  -------------     -------------  -------------  -------------

SPECIALTY INSURANCE:

Technical risk property (2) - HBW        $165,880       $108,934          64.8%          $138,142       $ 97,718          56.8%
Professional liability - Lloyds            79,501         60,593          65.5%             3,166          2,575          55.4%
Professional liability - other             49,737         33,741          60.9%            44,120         33,892          77.9%
Environmental liability                    40,009         23,464         193.1%            35,914         20,906          56.6%
Technical risk property (2) - other        21,594          5,443         346.4%             4,696          3,932         511.8%
Fidelity and crime                         13,197          6,654          21.7%             9,040          4,243          53.2%
Surety                                     12,041          9,370          10.8%             5,627          5,301          32.0%
Trade credit and political risk             7,574          6,022          38.7%             1,875          1,754           7.5%
Other - Lloyds                              1,201          1,053          61.5%                 -              -              -
Structured insurance                        1,289          1,289           1.1%                 -              -              -
                                     -------------  -------------  -------------     -------------  -------------  -------------
Total specialty insurance                $392,023       $256,563          73.7%          $242,580       $170,321          66.3%
                                     -------------  -------------  -------------     -------------  -------------  -------------
SPECIALTY REINSURANCE:

Property (3)                             $ 83,505       $ 21,661         132.3%          $103,311       $103,052         115.5%
Casualty (3)                               79,376         79,376          65.1%           105,405        105,405          62.2%
Marine, technical risk and aviation        54,031         32,441         227.4%            42,660         40,307          74.0%
Structured reinsurance                          -              -              -               456            456              -
                                     -------------  -------------  -------------     -------------  -------------  -------------
Total specialty reinsurance              $216,912       $133,478         107.2%          $251,832       $249,220          92.1%
                                     -------------  -------------  -------------     -------------  -------------  -------------
Total                                    $608,935       $390,041          89.1%          $494,412       $419,541          83.9%
                                     =============  =============  =============     =============  =============  =============

FOOTNOTES:

     1.   Net loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.

     2.   In the fourth quarter of 2005, Quanta discontinued the writing of new and most renewal business in its technical risk property line of business. The Company did not discontinue or make changes in its program businesses, including the residential builders' and contractors' program, which we refer to as the HBW program.

     3.   In the fourth quarter of 2005, Quanta discontinued the writing of new and most renewal business in its reinsurance property line of business and commuted two treaties back to the cedant in its casualty reinsurance line of business.

                                                                              15

                      NET WRITTEN PREMIUMS BY PRODUCT LINE

  YEAR-ENDED DECEMBER 31, 2005                  YEAR-ENDED DECEMBER 31, 2004
      [PIE CHART OMITTED]                           [PIE CHART OMITTED]
Technical risk property      27%              Technical risk property        24%
Professional                 24%              Professional                    9%
Environmental                 6%              Environmental                   5%
Fidelity and crime            2%              Fidelity and crime              1%
Surety                        2%              Surety                          1%
Trade credit                  2%              Trade credit                    0%
Other                         1%              Property Re                    25%
Structured insurance          1%              Casualty Re                    25%
Property Re                   6%              Marine Re                      10%
Casualty Re                  20%              Structured Reinsurance          0%
Marine Re                     9%
Structured Reinsurance        0%

                       NET EARNED PREMIUMS BY PRODUCT LINE

  YEAR-ENDED DECEMBER 31, 2005                  YEAR-ENDED DECEMBER 31, 2004
      [PIE CHART OMITTED]                           [PIE CHART OMITTED]
Technical risk property      28%              Technical risk property        21%
Professional                 20%              Professional                    7%
Environmental                 3%              Environmental                   2%
Fidelity and crime            2%              Fidelity and crime              1%
Surety                        2%              Surety                          0%
Trade credit                  0%              Property Re                    38%
Other                         0%              Casualty Re                    23%
Structured insurance          0%              Marine Re                       8%
Property Re                  12%              Structured Reinsurance          0%
Casualty Re                  27%              Trade Credit                    0%
Marine Re                     6%
Structured Reinsurance        0%

                                                                              16

                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES
                        AS OF DECEMBER 31, 2005 AND 2004

                                                  AT DECEMBER 31, 2005                          AT DECEMBER 31, 2004
                                      --------------------------------------------  -------------------------------------------
                                        GROSS LOSS     CEDED LOSS      NET LOSS       GROSS LOSS     CEDED LOSS     NET LOSS
                                         RESERVES     RESERVES (1)     RESERVES        RESERVES     RESERVES (1)    RESERVES
                                      -------------  --------------  -------------  -------------  -------------  -------------

SPECIALTY INSURANCE:

Technical risk property                   $182,360      $  (86,633)      $ 95,727      $  44,725       $(11,464)      $ 33,261
Professional liability                      77,484         (17,731)        59,753         13,032           (379)        12,653
Environmental liability                     21,789          (9,811)        11,978          2,884           (841)         2,043
Fidelity and crime                           4,912          (1,785)         3,127          1,756              -          1,756
Other                                        1,500               -          1,500            500              -            500
Surety                                         912               -            912            228              -            228
Trade credit and political risk                610               -            610             13              -             13
Structured insurance                            12               -             12             23              -             23
                                      -------------  --------------  -------------  -------------  -------------  -------------
                                          $289,579      $ (115,960)      $173,619      $  63,161       $(12,684)      $ 50,477
                                      -------------  --------------  -------------  -------------  -------------  -------------
SPECIALTY REINSURANCE:

Marine, technical risk and aviation       $ 99,087      $  (41,118)      $ 57,969      $  12,037       $   (835)      $ 11,202
Property                                    79,998         (33,275)        46,723         51,716              -         51,716
Casualty                                    65,319               -         65,319         32,880              -         32,880
                                      -------------  --------------  -------------  -------------  -------------  -------------
                                          $244,404      $  (74,393)      $170,011      $  96,633       $   (835)      $ 95,798
                                      -------------  --------------  -------------  -------------  -------------  -------------
Total                                     $533,983      $ (190,353)      $343,630      $ 159,794       $(13,519)      $146,275
                                      =============  ==============  =============  =============  =============  =============

FOOTNOTE:

     1.   Failure of the Company's reinsurers to honor their obligations could result in credit losses.

                                                                              17

                 LOSSES AND LOSS ADJUSTMENT EXPENSES RECOVERABLE

                                                                       AMOUNT RECOVERABLE AS OF
                                               A.M. BEST RATING            DECEMBER 31, 2005
REINSURERS                                           (1)                    (IN $ MILLION)

Everest Reinsurance Company                          A+                             41.8
Lloyd's                                               A                             32.3
XL Capital Ltd.                                      A+                             11.5
Arch Reinsurance                                     A-                             10.9
Allianz Marine & Aviation                            A+                             10.7
New Reinsurance Company                              A+                             10.0
PXRE Group Ltd.                                      B+                              9.2
Glacier Reinsurance AG                               A-                              7.7
The TOA Reinsurance Company Ltd. (Tokyo)              A                              6.5
Aspen Insurance                                       A                              6.2
Transatlantic Reinsurance Company                     A                              6.1
Odyssey America Reinsurance                           A                              5.5
Max Re                                               A-                              5.2
Ritchie Risk - Linked Strategies Ltd.              NR (2)                            5.0
Other reinsurers rated A- or better                  A-                             16.9
All Other Reinsurers                               Various                           4.9
                                                                             ------------
                                                                                   190.4
                                                                             ============

FOOTNOTES:

     1.   A.M. Best Ratings as of March 1, 2006.

     2.   Amount is fully collateralized by a letter of credit.

                                                                              18

                 COMPOSITION OF INVESTMENTS AT DECEMBER 31, 2005
                               [PIE CHART OMITTED]

                  US Government and Government Agencies      27%
                  Foreign Governments                         1%
                  Tax-Exempt Municipal                        1%
                  Asset-Backed Securities                     5%
                  Mortgage-Backed Securities                36%
                  Corporate                                  25%
                  Short Term Investments                      5%

FOOTNOTES:

     1.   Ratings as assigned by Standard & Poor's Corporation.

                                                                              19

         2005 HURRICANE CATASTROPHES LOSSES AND LOSS EXPENSES INCURRED

                                          FOR THE YEAR ENDED DECEMBER 31, 2005       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
                                    ----------------------------------------------  ---------------------------------------------
                                     GROSS LOSSES    CEDED LOSSES                    GROSS LOSSES    CEDED LOSSES
                                       AND LOSS        AND LOSS     NET LOSSES AND     AND LOSS        AND LOSS    NET LOSSES AND
                                       EXPENSES        EXPENSES     LOSS EXPENSES      EXPENSES        EXPENSES    LOSS EXPENSES
                                    --------------  -------------  ---------------  --------------  -------------- --------------

SPECIALTY INSURANCE:

Technical risk property                  $ 52,245      $ (41,029)       $ 11,216         $ 43,844       $ (35,000)       $ 8,844
Fidelity and crime                            450           (225)            225                -               -              -
                                    --------------  -------------  --------------   --------------  --------------  -------------
                                           52,695        (41,254)         11,441           43,844         (35,000)         8,844
                                    --------------  -------------  --------------   --------------  --------------  -------------
SPECIALTY REINSURANCE:

Marine, technical risk and aviation        68,986        (28,861)         40,125           51,064         (24,871)        26,193
Property                                   77,426        (45,653)         31,773           59,538         (31,000)        28,538
                                    --------------  -------------  --------------   --------------  --------------  -------------
                                          146,412        (74,514)         71,898          110,602         (55,871)        54,731
                                    --------------  -------------  --------------   --------------  --------------  -------------
TOTAL LOSSES AND
  LOSS EXPENSES INCURRED                $ 199,107     $ (115,768)       $ 83,339        $ 154,446       $ (90,871)      $ 63,575
                                    ==============  =============  ==============   ==============  ==============  =============

LOSSES AND LOSS EXPENSES BY EVENT
Katrina and Rita                        $ 169,803      $ (97,668)       $ 72,135        $ 154,446       $ (90,871)      $ 63,575
Wilma                                      29,304        (18,100)         11,204                -               -              -
                                    --------------  -------------  --------------   --------------  --------------  -------------
                                          199,107       (115,768)         83,339          154,446         (90,871)        63,575
                                    --------------  -------------  --------------   --------------  --------------  -------------
Reinstatement premiums
Katrina and Rita                           (8,833)        13,367           4,534           (8,602)         13,490          4,888
Wilma                                        (979)           502            (477)               -               -              -
                                    --------------  -------------  --------------   --------------  --------------  -------------
                                           (9,812)        13,869           4,057           (8,602)         13,490          4,888
                                    --------------  -------------  --------------   --------------  --------------  -------------
NET COST OF 2005 HURRICANES             $ 189,295     $ (101,899)       $ 87,396        $ 145,844       $ (77,381)      $ 68,463
                                    ==============  =============  ==============   ==============  ==============  =============

FOOTNOTE:

     1.   The above analysis includes losses incurred from hurricanes Katrina,
          Rita and Wilma in 2005 only and does not include development on losses incurred from the 2004 hurricanes.

                                                                              20